            SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2008

EASTERN GOLDFIELDS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-52151
      88-0441307

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1660 Hotel Circle North, Suite 207, San Diego, California 92108

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (619) 497-2555

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Eastern Goldfields, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 1.01     Entry into a Material Definitive Agreement

On October 30, 2008, we received a commitment letter agreement from Investec Bank Limited (“Investec”). Under the terms of the agreement, Investec has agreed to extend the maturity date of our existing bridging loan (the “Existing Loan”) from the original maturity date of November 28, 2008 to May 29, 2009 (the “Loan Extension”).

As consideration for the Loan Extension, the Company agreed to the following:

(1)               To grant Investec 820,000 Common Stock Purchase Warrants for the purchase of 820,000 shares of the Company’s Common Stock at an exercise price equal to the lower of $3.75 per share and the price at which the Company raises equity capital in its next offering;

(2)               To increase the interest rate on the Existing Loan from Jibar plus 3% to Jibar plus 4%;

(3)               To confirm that the Company has sufficient working capital for the period through the last date of the Loan Extension;

(4)               To subordinate all shareholder loans to the Existing Loan;

(5)               To prohibit the payment of any interest and principal on all shareholder loans;

(6)               To prohibit further indebtedness without the prior written approval of Investec; and

(7)               To provide Investec on or before the 5th calendar day of each month, monthly management accounts and an update on the Company’s financing strategy and provide Investec with an opportunity to review the strategy with Investec, upon Investec’s request.

The Loan Extension follows the Company’s continuing efforts to raise additional capital that may allow it to further implement its business plans. While the Company’s management believes that the terms of the Loan Extension serves to further these plans, there can be no assurance that the Company will be successful in these efforts or, if it is successful, that the Company can raise the additional capital on terms that are reasonable in light of past and current market conditions.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS “FORWARD-LOOKING STATEMENTS.” FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, OUR COMPARATIVELY LIMITED FINANCIAL RESOURCES, THE UNCERTAINTY ASSSOCIATED WITH OBTAINING TIMELY AND ACCEPTABLE REGULATORY APPROVALS, THE UNCERTAINTIES THAT IMPACT OUR FINANCING PLANS, AND THE UNCERTAINTIES OF COMPETITIVE AND MARKET PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN GOLDFIELDS, INC.

Date: November 4, 2008	By:	/s/ Michael McChesney

Michael McChesney, Chief Executive Officer